UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

____________________

FORM 8-K
____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)
May 9, 2017
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HEWLETT PACKARD ENTERPRISE COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	001-37483	47-3298624
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 HANOVER STREET PALO ALTO, CA	94304
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 687-5817
____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the
Exchange Act.

Item 7.01. Regulation FD Disclosure.
On May 9, 2017, Micro Focus International plc (“Micro Focus”) issued a regulatory news announcement containing preliminary, estimated revenue results for Hewlett Packard Enterprise Company’s (“HPE”) Software business (“Software Business”) for the quarterly period ended April 30, 2017 (the “Preliminary Estimated Software Revenue Results”). The Preliminary Estimated Software Revenue Results referred to in this Form 8-K are being made available solely for information purposes because such preliminary results were required to be, and were, disclosed by Micro Focus in the United Kingdom as required pursuant to relevant rules and regulations of the United Kingdom Listing Authority and securities laws of the United Kingdom, in connection with the pending combination of the Software Business and Micro Focus. The Preliminary Estimated Software Revenue Results have no material impact on HPE’s expectations of the Software Business’ earnings for the specified quarter and investors are cautioned not to place undue reliance on the Preliminary Estimated Software Revenue Results because such revenue results have not been subject to HPE’s customary quarterly close process and therefore final revenue results for the Software Business for the quarterly period ended April 30, 2017 could differ materially from the Preliminary Estimated Software Revenue Results. HPE currently expects to report complete results for the quarterly period ended April 30, 2017 on or about May 31, 2017. Stockholders are strongly encouraged to review HPE’s complete quarterly results in their entirety when such results are available.
The information in this Item 7.01 and the Micro Focus regulatory news announcement, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEWLETT PACKARD ENTERPRISE COMPANY
(Registrant)

By: /s/ RISHI VARMA________________________
Rishi Varma
Senior Vice President, Deputy General Counsel and
Assistant Secretary

Date: May 9, 2017